                       AMENDED AND RESTATED CREDIT AGREEMENT

         This Amended and Restated Credit Agreement (the "Agreement") is made as of the 28th day of January, 1998 among the lenders identified on Schedule I hereto (the "Lenders") and Moldflow Corporation, a Delaware corporation (the "Company"). This Agreement amends and restates the Credit Agreement entered into as of the 4th day of December, 1997 among the Lenders and the Company.

         WHEREAS, the Company desires that the Lenders extend to the Company a line of credit (the "Line of Credit") on the terms and in an amount set forth herein;

         WHEREAS, the Lenders are willing to extend the Line of Credit to the Company on the terms set forth herein;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
              ESTABLISHMENT AND BORROWINGS UNDER THE LINE OF CREDIT

         1.1 AGREEMENT TO LEND. Subject to the terms and conditions set forth herein, each Lender agrees to make loans to the Company on the terms set forth in the Convertible Term Note in the form attached hereto as Exhibit A (the "Note") in two advances during the period (the "Loan Period") from the date hereof to the second anniversary of the date hereof, in an aggregate principal amount that will not result in such Lender's loans hereunder exceeding such Lender's Credit Commitment (as set forth in Schedule I hereto and as may be increased as set forth herein), PROVIDED that the aggregate of the loans made by the Lenders hereunder shall not at any time exceed the total Credit Commitments.

         1.2 REQUESTS FOR ADVANCES. To request a loan hereunder (an "Advance"), the Company shall provide each of the Lenders with a notice of such request (an "Advance Request"), which shall be delivered not fewer than ten (10) days prior to the date on which the funds are to be disbursed. The Company may request up to two (2) Advances hereunder and may not request in excess of $500,000 per Advance. Each Advance Request shall specify the location and number of the Company's account to which funds are to be disbursed.

         1.3      FUNDING OF ADVANCES.

                  1.3.1 Each Lender shall make an Advance in the Allocable Loan Amount (as defined below) with respect to each Advance Request by the tenth day following the delivery of the Advance Request by wire transfer of immediately available funds to the account of the Company specified in the Advance Request, against delivery by the Company to each Lender of a Note (in the attached form) in the amount of such Lender's Advance and dated the date of such Advance. A Lender's Allocable Loan Amount shall be equal to the total amount of the Advance requested by the Company in any particular instance multiplied by a fraction, the numerator of which is such Lender's Credit Commitment and the denominator of which is the total amount of Credit Commitments (a Lender's "Allocable Percentage").

                  1.3.2 The obligations and rights of each Lender under this Agreement are several.

                  1.3.3 If any Lender does not make an Advance in accordance with Section 1.3.1 following receipt of an Advance Request (a "Defaulting Lender"), then the Company shall so notify the other Lenders. Each other Lender may elect, by notifying the Company within fifteen (15) days of receipt of notification from the Company, to have such Lender's Credit Commitment increased by a pro rata portion of such Defaulting Lender's Allocable Loan Amount based upon the Loan Commitment of each of the other Lenders desiring to have their Credit Commitments so increased. Thereafter, the Defaulting Lender shall not be entitled to make any additional Advances hereunder. The Company's rights under this Section 1.3.2 with respect to a Defaulting Lender shall be in addition to all other rights which the Company may have under law.

         1.4 REPAYMENT OF LOANS. The Company unconditionally promises to pay to each Lender the then unpaid principal amount, plus any accrued interest, of such Lender's aggregate loans hereunder on the maturity date of the Note.

         1.5 PREPAYMENT OF LOANS. The Company may, at its option, prepay from time to time all or any part of the Note in accordance with the conditions of the Note. In the event that the Company prepays only part of the Note, each Lender shall be prepaid rateably in the proportion to which its loan bears to the total amount of loans hereunder.


                                    ARTICLE 2
                                   TERMINATION

         The provisions of Sections 1.1, 1.2 and 1.3 hereof shall terminate upon the second anniversary of the date hereof.


                                    ARTICLE 3
                                  MISCELLANEOUS

         3.1 RANKING. The Company hereby covenants with each Lender that the Notes will rank PARI PASSU and rateably without any preference or priority among themselves and shall not rank junior to any other obligation of the Company to its shareholders.

         3.2 NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  3.2.1 if to the Company, to Moldflow Corporation, 91 Hartwell Avenue, Lexington, Massachusetts 02173, Attention of President (Telecopy No. 781-674-0267), with an additional copy to Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108, Attention of Marc A. Rubenstein (Telecopy No. 617-227-4420); and

                  3.2.2 if to the Lenders, at the address set forth on
Schedule I hereto.

         Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         3.3 WAIVERS; AMENDMENTS. No failure or delay by a party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and all of the Lenders.

         3.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. Moldflow Corporation may not assign or transfer all or any part of its rights or obligations under this Agreement other than to a wholly-owned subsidiary of Moldflow Corporation. In the event that Moldflow Corporation assigns or transfers all or any part of its rights or obligations under this Agreement to its wholly-owned subsidiary, Moldflow Corporation shall guarantee the performance by such wholly-owned subsidiary of its rights and obligations under this Agreement.

         3.5 COUNTERPARTS; INTEGRATION; REFERENCES TO AGREEMENT; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement together with the exhibits and schedules hereto constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         3.6 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. This Agreement shall be construed in accordance with and governed by the law of the Commonwealth of

Massachusetts. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of the United States District Court for the District of Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts court (or, to the extent permitted by law, in such Federal court). Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against any other party or its properties in the courts of any jurisdiction.

         3.7 HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY

SIGNED for and on behalf of MOLDFLOW    )
CORPORATION                             )
in the presence of                      )



/s/ Marc Dulude
---------------------------------
President


Marc Dulude
----------------------------------
Name of president (print)


LENDERS

SIGNED for and on behalf of THOMAS     )
INVESTMENTS AUSTRALIA PTY LTD          )
by a director in the presence of       )



------------------------------------         ---------------------------------
Witness                                      Director


------------------------------------         ---------------------------------
Name of witness (print)                      Name of director (print)

THE COMMON SEAL of HELMET              )
INVESTMENTS AUSTRALIA PTY LTD is       )
affixed in accordance with its         )
articles of association                )
in the presence of                     )



------------------------------------         ---------------------------------
Secretary                                    Director


------------------------------------         ---------------------------------
Name of secretary (print)                    Name of director (print)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY

SIGNED for and on behalf of MOLDFLOW    )
CORPORATION                             )
in the presence of                      )



---------------------------------
President



----------------------------------
Name of president (print)


LENDERS

SIGNED for and on behalf of THOMAS     )
INVESTMENTS AUSTRALIA PTY LTD          )
by a director in the presence of       )


/s/ Suzanne E. Rogers                        /s/ A. Roland Thomas
------------------------------------         ---------------------------------
Witness                                      Director

Suzanne E. Rogers                            A. Roland Thomas
------------------------------------         ---------------------------------
Name of witness (print)                      Name of director (print)

THE COMMON SEAL of HELMET              )
INVESTMENTS AUSTRALIA PTY LTD is       )
affixed in accordance with its         )
articles of association                )
in the presence of                     )



------------------------------------         ---------------------------------
Secretary                                    Director


------------------------------------         ---------------------------------
Name of secretary (print)                    Name of director (print)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY

SIGNED for and on behalf of MOLDFLOW    )
CORPORATION                             )
in the presence of                      )



---------------------------------
President



----------------------------------
Name of president (print)


LENDERS

SIGNED for and on behalf of THOMAS     )
INVESTMENTS AUSTRALIA PTY LTD          )
by a director in the presence of       )



------------------------------------         ---------------------------------
Witness                                      Director


------------------------------------         ---------------------------------
Name of witness (print)                      Name of director (print)

THE COMMON SEAL of HELMET              )
INVESTMENTS AUSTRALIA PTY LTD is       )
affixed in accordance with its         )               [SEAL]
articles of association                )
in the presence of                     )


/s/ Pauline Healy                            /s/ Peter Kennedy
------------------------------------         ---------------------------------
Secretary                                    Director

Pauline Healy                                Peter Kennedy
------------------------------------         ---------------------------------
Name of secretary (print)                    Name of director (print)

SIGNED for and on behalf of FLOATFLOW     )                      [SEAL]
PTY LTD by a director in the presence of  )


/s/ Pamela A. Hambling                        /s/ Paul Bordonaro
-----------------------------------           --------------------------------
Witness                                       Director


Pamela A. Hambling                            Paul Bordonaro
-----------------------------------           --------------------------------
Name of witness (print)                       Name of director (print)


THE COMMON SEAL of JTC                    )
INVESTMENT MANAGEMENT PTY is              )
affixed in accordance with its            )
articles of association in the            )
presence of                               )



-----------------------------------           --------------------------------
Secretary                                     Director



-----------------------------------           --------------------------------
Name of secretary (print)                     Name of director (print)

THE COMMON SEAL of WESTPAC                )
CUSTODIAN NOMINEES LIMITED (as            )
nominee for NJI No. 1(A) Investment Fund) )
is affixed in accordance with its         )
articles of association in the            )
presence of                               )



-----------------------------------           --------------------------------
Secretary                                     Director


-----------------------------------           --------------------------------
Name of secretary (print)                     Name of director (print)

SIGNED for and on behalf of FLOATFLOW     )
PTY LTD by a director in the presence of  )



-----------------------------------           --------------------------------
Witness                                       Director



-----------------------------------           --------------------------------
Name of witness (print)                       Name of director (print)


THE COMMON SEAL of JTC                    )
INVESTMENT MANAGEMENT PTY is              )
affixed in accordance with its            )                  [SEAL]
articles of association in the            )
presence of                               )


                                              /s/ Julian Beale
                                              --------------------------------
                                              Director


                                              Julian Beale
                                              --------------------------------
                                              Name of director (print)

THE COMMON SEAL of WESTPAC                )
CUSTODIAN NOMINEES LIMITED (as            )
nominee for NJI No. 1(A) Investment Fund) )
is affixed in accordance with its         )
articles of association in the            )
presence of                               )



                                              --------------------------------
                                              Director



                                              --------------------------------
                                              Name of director (print)

SIGNED for and on behalf of FLOATFLOW     )
PTY LTD by a director in the presence of  )



-----------------------------------           --------------------------------
Witness                                       Director



-----------------------------------           --------------------------------
Name of witness (print)                       Name of director (print)


THE COMMON SEAL of JTC                    )
INVESTMENT MANAGEMENT PTY is              )
affixed in accordance with its            )
articles of association in the            )
presence of                               )



                                              --------------------------------
                                              Director



                                              --------------------------------
                                              Name of director (print)

THE COMMON SEAL of WESTPAC               )
CUSTODIAN NOMINEES LIMITED (as           )
nominee for NJI No. 1(A) Investment Fund))            [SEAL]
is affixed in accordance with its        )
articles of association in the           )
presence of                              )


                                              /s/ illegible
                                              --------------------------------
                                              Director


                                              /s/ illegible
                                              --------------------------------
                                              Name of director (print)

THE COMMON SEAL of WESTPAC               )
CUSTODIAN NOMINEES LIMITED (AS           )             [SEAL]
NOMINEE FOR NJI NO. 1 (B)                )
INVESTMENT FUND)                         )
is affixed in accordance with            )
its articles of association in           )
the presence of                          )



                                              /s/ illegible
                                              --------------------------------
                                              Director


                                              /s/ illegible
                                              --------------------------------
                                              Name of director (print)


SIGNED for and on behalf of AMPERSAND     )
SPECIALTY MATERIALS AND                   )
CHEMICALS II, LIMITED PARTNERSHIP         )
by its general partner ASMC II Management )
Company LP by its general partner         )
ASMC-II MCLP LLP                          )



                                              --------------------------------
                                              Director and General Partner



                                              --------------------------------
                                              Name of director (print)


SIGNED for and on behalf of AMPERSAND     )
SPECIALTY MATERIALS AND                   )
CHEMICALS III, LIMITED PARTNERSHIP        )
by its general partner ASMC III Management)
Company LP by its general partner         )
ASMC-II MCLP LLP                          )



                                              --------------------------------
                                              Director and General Partner



                                              --------------------------------
                                              Name of director (print)

THE COMMON SEAL of WESTPAC               )
CUSTODIAN NOMINEES LIMITED (AS           )
NOMINEE FOR NJI NO. 1 (B)                )
INVESTMENT FUND)                         )
is affixed in accordance with            )
its articles of association in           )
the presence of                          )



-----------------------------------           --------------------------------
Secretary                                     Director


-----------------------------------           --------------------------------
Name of secretary (print)                     Name of director (print)



SIGNED for and on behalf of AMPERSAND     )
SPECIALTY MATERIALS AND                   )
CHEMICALS II, LIMITED PARTNERSHIP         )
by its general partner ASMC II Management )
Company LP by its general partner         )
ASMC-II MCLP LLP                          )


                                              /s/ Charles D. Yie
                                              --------------------------------
                                              Director and General Partner


                                              Charles D. Yie
                                              --------------------------------
                                              Name of director (print)


SIGNED for and on behalf of AMPERSAND     )
SPECIALTY MATERIALS AND                   )
CHEMICALS III, LIMITED PARTNERSHIP        )
by its general partner ASMC III Management)
Company LP by its general partner         )
ASMC-III MCLP LLP                         )


                                              /s/ Charles D. Yie
                                              --------------------------------
                                              Director and General Partner


                                              Charles D. Yie
                                              --------------------------------
                                              Name of director (print)

SIGNED for and on behalf of AMPERSAND     )
SPECIALTY MATERIALS AND                   )
CHEMICALS III COMPANION FUND              )
LIMITED PARTNERSHIP by its general        )
partner ASMC III Management               )
Company LP by its general partner         )
ASMC-III MCLP LLP                         )


                                              /s/ Charles D. Yie
                                              --------------------------------
                                              Director and General Partner


                                              Charles D. Yie
                                              --------------------------------
                                              Name of director (print)

                                    SCHEDULE I


                              MOLDFLOW CORPORATION
                   TABLE OF SHAREHOLDER LOAN PARTICIPATION
                                JANUARY 9, 1998


                                                                 TOTAL          % OF
                                  COMMON       PREFERRED     COMMON SHARE      CURRENT      ALLOCABLE       CREDIT       ADVANCE
                                  SHARES         SHARES       EQUIVALENTS      SHARES       PERCENTAGE    COMMITMENT      AMOUNT
                                                                                                              USD          USD
                                                                                                          -----------------------
                                                                                                          $1,000,000   $  500,000
                                                                                                          -----------------------
PRINCIPAL AMOUNT:

COMMON SHAREHOLDERS:

Thomas Investments Australia
Pty. Ltd.                        344,065              -        344,065           4.62%          4.63%     $   46,289   $   23,145

Helmet Investments Australia
Pty. Ltd.                        344,065              -        344,065           4.62%          4.63%     $   46,289   $   23,145

Floatflow Pty. Ltd.              344,065              -        344,065           4.62%          4.63%     $   46,289   $   23,145

JTC Investment Management
Pty. Ltd.                      3,808,421              -      3,808,421          51.18%         51.24%     $  512,369   $  256,184

Mazza & Riley Inc.                 8,000              -          8,000           0.11%             -               -

PREFERENCE SHAREHOLDERS:

SERIES B CONVERTIBLE
PREFERRED STOCK

Westpac Custodian Nominees
Limited as nominee for NJI
No. 1 (A) Investment Fund         25,000        333,333        358,333           4.82%          4.82%      $  48,209    $   24,104

Westpac Custodian Nominees
Limited as nominee for NJI
No. 1 (B) Investment Fund         25,000        333,333        358,333           4.82%          4.82%      $  48,209    $   24,104
                               ---------     ----------     ----------                                     ---------
TOTAL NJI                         50,000        666,666        716,666                                     $  96,417    $   48,209

SERIES A CONVERTIBLE
PREFERRED STOCK

Ampersand Specialty
Materials and Chemicals II        10,003        928,123        938,126          12.61%         12.62%      $ 126,211    $   63,106

Ampersand Specialty
Materials and Chemicals III        9,837        912,724        922,561          12.40%         12.41%      $ 124,117    $   62,059

Ampersand Specialty
Materials and Chemicals III
Companion Fund                       160         14,841         15,001           0.20%          0.20%      $   2,018    $    1,009
                               ---------     ----------     ----------                                     ---------    ----------
Total Ampersand                   20,000      1,855,688      1,875,688                                     $ 252,347    $  126,174



   TOTAL SHARES ISSUED         4,918,616      2,522,354      7,440,970            100%           100%
   TOTAL LOAN COMMITMENT                                                                                    $1,000,000   $  500,000

